CORPORATE RESOLUTION TO BORROW

------------------------------------------------------------------------------------------------------------------------
 Principal      Loan Date     Maturity      Loan No.      Call      Collateral      Account      Officer       Initials
$750,000.00                  04-30-2001                                                           91000
------------------------------------------------------------------------------------------------------------------------
             References in the shaded area are for Lender's use only and do not limit the applicablity of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------


Borrower:  Arc Communications, Inc. (TIN: )     Lender:   Sovereign Bank
           788 Shrewsbury Avenue                          Ocean Office
           Tinton Falls. NJ 07724                         901 W. Park Avenue
                                                          Ocean, NJ 07712

I, the undarsigned Secretary or Asiistant Socratary of Arc Communication*, Inc. (the "Corporation"), HEREBY CERTIFY that lhe Corporalion is organized and existing undor and by virtue o1 the laws of the State of New Jarsey as a corporation for profit, with its principal oftice at 788 Shrewsbury Avenue, Tinton Falls, NJ 077211, and is duly authorized to transact business in the State of New Jersey.

I FURTHER CERTIFY that at a mooting of the Directors o1 the Corporation, duly called and held on ___________________, at which a quorum was prosent and votinci, or by othe, duly authorized corporata action in lieu of a ineeting, the following rasolutlons were adopted:

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whosq actual signatures are shown


 NAME                           POSITION
 ----                           --------
Steven H. Mever                 President


acting for and on behalf of the Corporation and as its act and deed be, and he or she hereby is, authorized and empowered:

     Borrow Money. To borrow (iwn time to time from Sovereign Bank ("Lender"), on such terms as may be agreed upon between the Corporation and Lender, such sum or sums of money as in his or her judgment should be borroived, without limitation.

     Execute Notes. To execute and deliver to Lender the promissory note or notes, or other evidence of credit accomodations of the Corporation, on Lender's forms, at such rates of interest and on such terms aa may be agreed upon, evidencing the sums of money 30 borrowed or any indebtedness of the Corporation to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications. refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accomodations.

     Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security for the payment of any loans or credit accomodatlons so obtained, any promissory notes so executed (Including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Corporation to Lender at any time owing, however the same may be evidenced, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothacated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered.

     Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lender, and which shall evidence the farms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given: and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which he or she may in his or her discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

     Negotiate Items. To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Corporation in which the Corporation may have an interest, and either to receive cash for tha same or to cause such proceeds to be credited to the account of the Corporation with Lender, or to cause such other disposition of the proceeds derived therefrom as thay may deem advisable.

     Further Act. In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances thereunder, and in all oases, to do and perform such other acts and things, to pay any and all fees and costs, and to execute and deliver such other documents and agreements. Including agreements waiving the right to a trial by jury, as he or she may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions. The following person or persons currontly are authorized to request advances and authorize payments under the line of credit until Lendar receives written notice of revocation of their authority: Steven H. Meyer, President

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to tha passage ot these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of his or her revocation ahall have been delivered to and received by Lender Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

BE IT FURTHER RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from time to time) prior to any (a) change in the name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the management of the Corporation,, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or
(f) change in any other aspect ot the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender, No change in the name of the Corporation will taKe effect until after Lender has been notified.

I FUHTHER CERTIFY that the officer, omployee, or agent named above is duly elected, appointed, or employed by or to the Corporation, as the case may be, and occupies the position set opposite the name: that the foregoing Resolutions now stand of record on the books of the Corporation: and that the Resolutions are in full force arid effect and have not been modified or revoked in any manner whatsoever.

                         CORPORATE RESOLUTION TO BORROW
Loan No                          (Continued)                              Page 2
--------------------------------------------------------------------------------

IN TESTIMONY WHEREOF, I have hereunto sat my hand and affixed tha seal or the Corporation on _________________ and attest that the signature set opposite the names listed above are their genuine signaturea.


                                        CERTIFIED TO AND ATTESTED BY:


  CORPORATE                             X /s/ Ethel Kaplan
                                         -------------------------------------

   SEAL
                                        X
                                         -------------------------------------


NOTE: In case the secretary or other certifying officer is designed by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation
--------------------------------------------------------------------------------

                       CORPORATE RESOLUTION TO GUARANTEE

------------------------------------------------------------------------------------------------------------------------
 Principal      Loan Date     Maturity      Loan No.      Call      Collateral      Account      Officer       Initials
$750,000.00                  04-30-2001                                                           91000
------------------------------------------------------------------------------------------------------------------------
             References in the shaded area are for Lender's use only and do not limit the applicablity of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------

Borrower:  Arc Communications, Inc. (TIN; )        Lender:    Sovereign BanK
           788 Shrewsbury Avenue                              Ocean Office
           Tinton Falls, NJ 07724                             901 W. Park Avenue
                                                              Ocean NJ 07712
Guarantor: Arc Mesa Educators, Inc.
           788 Shrewsbury Avenue
           Tinton Falls, NJ 07724

I, the undersigned Secretary or Assistant Secretary of Arc Mesa Educators, Inc. (the "Corporation"), HEREBY CERTIFY that the Corporation is organized and existing under and by virtue of the laws of the State of New Jersey with its principal office at 788 Shreiivsl.nJry Avenue, Tinton Falls, NJ 07724.

I FURTHER CERTIFY that at a meeting of the Directors of the Corporation, duly called and held on __________________________, at which a quorum was present and voting, or by other duly authorized corporate action in lieu of a meeting, the following resolutions were adopted:

BE IT RESOLVED, that any one (1) of the following named officers, employees, or agents of this Corporation, whose actual signatures are shown below:

NAME                        POSITION             ACTUAL SIGNATURE
----                        --------             ----------------

Steven H. Meyer             President            X /s/ Steven H. Meyer
                                                  ---------------------

acting for and on behalf of the Corporation and as its act and deed be, and he or she hereby is, authorized and empowered:

     Quaranty. To guarantee or act as surety for loans or othar financial accommodations to Arc Communications. Inc from Sovereign BariK ("Lender") on such guarantee or surety terms as may be agreed upon between the officers or employaes of friis Corporation and Lender and in such sum or sums of money as in his or har judgment should bo guaranteed or assured, without lirnit (the "Guaranty").

     Grant Security. To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender, as security to the Guaranty, any property now or hereafter belonging to the Corporation or in which the Corporation now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Corporation. Such property may be mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated, or encumbered. The provisions of these Resolutions authorizing or relating to the pledge, mortgage, transfer, endorsement, hypothecation, granting of a security interest in, or in any way encumbering, the assets of the Corporation shall include, without limitation, doing so in order to lend collateral security for the indebtedness, now or hereafter existing, and of any nature whatsoever, of Arc Communications, Inc. to Lender. The
     Corporation has considered the value to itself of lending collateral in support of such indebtedness, and the Corporation represents to Lender that the Corporation is benefited by doing so.

     Execute Security Documents. To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which may be submitted by Lendar, and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and deliver to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which he or she may in his or her discretion deem reasonably necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.

     Further Acts. To do and perform such other acts and things and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as he or shs may in his or her discretion deem reasonably necessary or proper in order to carry into effect the provisions of these Resolutions.

BE IT FUMTHEH RESOLVED, that the Corporation will notify Lender in writing at Lender's address shown above (or such other addresses as Lender may designate from lime to time) prior to any (a) change in tha name of the Corporation, (b) change in the assumed business name(s) of the Corporation, (c) change in the managament of the Corporation, (d) change in the authorized signer(s), (e) conversion of the Corporation to a new or different type of business entity, or
(f) change in any other aspect of the Corporation that directly or indirectly relates to any agreements between the Corporation and Lender. No change in the name of tha Corporation will take effect until after Lender has been notified.

BE IT FURTHER RESOLVED, that any and all acts authorized pursuant to these Resolutions and performed prior to the passage of these Resolutions are hereby ratified and approved, that these Resolutions shall remain in full force and effect and Lender may rely on these Resolutions until written notice of his or her revocation shall have been delivered to and received by Lender. Any such notice shall not affect any of the Corporation's agreements or commitments in effect at the time notice is given.

I FURTHER CERTIFY (that the officer, employee, or agent named above is duly elected, appointed, or employed by or for the Corporation, as the case may be, and occupies the position set opposite the name; that the foregoing Resolutions now stand of record on the books of the Corporation: and that the Resolutions are in full force and effect and have not been modified or revoked in any manner whatsoever.

                             BUSINESS LOAN AGREEMENT

------------------------------------------------------------------------------------------------------------------------
 Principal      Loan Date     Maturity      Loan No.      Call      Collateral      Account      Officer       Initials
$750,000.00                  04-30-2001                                                           91000
------------------------------------------------------------------------------------------------------------------------
             References in the shaded area are for Lender's use only and do not limit the applicablity of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------

Borrower:  Arc Communications. Inc. (TIN: )       Lender:  Sovereign Bank
           788 Shrewsbury Avenue                           Ocean Office
           Tinton Falls, NJ 07724                          901 W. Park Avenue
                                                           Ocean, NJ  07712

THIS BUSINESS LOAN AGREEMENT between Arc Communications, Inc. ("Borrower") and Sovernign Bank ("Lender") is made and executed on the following terms and conditions. Borrower has received prior commercial loans from Lender or has applied to Lender for a commercial loan or loans and other financial accommodations. Including those which may be described on any exhibit or schedule attached to this Agreement. All such loans and financial accommodations, together with all future loans and financial accommodations from Lender to Borrower, are referred to in this Agreement Individually as the "Loan" and collectively as the "Loans." Borrower understands and agrees that: (a) In granting, renewing, or extending any Loan, Lender 18 relying upon Borrower's representations, warranties, and agreements, as set forth in this Agreement; (b) the granting, renewing, or extending of any Loan by Lender at all times shall be subject to Lender's sole judgment and discretion; and (c) all such Loans shall be and shall remain subject to the following terms and conditions or this Agreement.

TERM. This Agreement shall ba effective as of ___________, and shall continue thereafter until all Indebtedness of Borrower to Lender has been performed in full and the parties terminate this Agreement in writing.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

    Agreement. The word "Agreement" means (his Business Loan Agreement, as this Business Loan Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Business Loan Agreement from time to time.

    Borrower. The word "Borrower" means Arc Communications, Inc. The word "Borrower" also includes, as applicable, all subsidiaries and affiliates of Borrower as provided below in the paragraph titled "Subsidiaries and Affiliates."

    CERCLA. The word "CERCLA" means the Comprehensive Environmental Response, Compensation, and Liability Act of 1980. as amended.

    Collateral. Tha word 'Collateral" means and includes without limitation all property and assets granted as collateral security for a Loan, whether real or personal property, whether granted directly or indirectly, whether granted now or in the future, and whether granted in the form of a security Interest, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien, equipment trust, conditional sale, trust receipt, lien, charge, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law. contract, or otherwise

    ERISA. The word 'ERISA" (means the Employee Retirement Income Security Act of 1974, as amended.

    Event of Default. The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "EVENTS OF DEFAULT."

    Grantor. The word "Grantor" means and includes without limitation each and all of the persons or entitles granting a Security Interest in any Collateral for the indebtedness, including without limitation all Borrowers granting such a Security Interest.

    Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with any Indebtedness.

    Indebtedness. The word "Indebtedness" means and includes without limitation all Loans, together with all other obligations, debts and liabilities of Borrower to Lender, or any one or more of them, as well as all claims by Lender against Borrower, or any one or more of them, whether now or hereafter existing, voluntary or involuntary, due or not due, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others: whether Borrower may be obligated as a guarantor, surety, or otherwise: whether recovery upon such Indebtedness may be or hereafter may become barred by any satute of limitations: and whether such Indebtness may be or hereafter may become otherwise unenforceable.

    Lender. The word "Lender' means Sovereign Bank, its successors and assigns,

    Loan. The word "Loan" or "Loans" means and includes without limitation any and all commercial loans and financial accommodations from Lender to
    Borrower, whether now or hereafter existing, and however evidenced, including without limitation those loans and financial accommodations described herein or described on any exhibit or schedule attached to this Agreement from time to time.

    Note. The word "Note" means and Includes without limitation Borrower's promissory note or notes, if any, evidencing Borrower's Loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

    Permitted Lien. The words "Permitted Liens" mean; (a) liens and security interests securing Indebtedness owed by Borrower to Lender; (b) liens for taxes, assessments, or similar charges either not yet due or being contested in good faith; (c) liens of materialmen, mechanics, warehousemen, or carriers, or other like liens arising in the ordinary course of business and securing obligations which are not yet delinquent: (d) purchase money liens or purchase money security interests upon or in any property acquired or held by Borrower in the ordinary course of business to secure indebtedness Outstanding on the date of this Agreement or permitted to be incurred under the paragraph of this Agreement titled "Indebtedness and Liens": (e) liens and security Interests which, as of the date of this Agreement, have been disclosed to and approved by the Lender in writing: and (f) those liens and security interests which in the aggregate constitute an immaterial and insignificant monetary amount with respect to the net value of Borrower's assets.

    Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connoctlon with ths Indebtedness.

    Security Agreement. The words "Security Agreement" mean and include without limitation any agreements, promises, covenants, arrangements, understandings or other agreements, whether created by law, contract, or otherwise, evidencing, governing, representing, or creating a Security Intarest.

    Security Interest. The words "Security Interest" mean and include without limitation any type of collateral security, whether in the form of a lien, charge, mortgage, deed of trust, assignment, pledge, chattel mortgage, chattel trust, factor's lien. equipment trust, conditional sale, trust receipt, lien or title retention contract, lease or consignment intended as a security device, or any other security or lien interest whatsoever, whether created by law, contract, or otherwise.

IN TESTIMONY WHEREOF, I have hereunto sat my hand and affixed tha seal or the Corporation on _________________ and attest that the signature set opposite the names listed above are their genuine signaturea.

                                        CERTIFIED TO AND ATTESTED BY:


  CORPORATE                             X /s/ Ethel Kaplan

                                         -------------------------------------

   SEAL

                                        X

                                         -------------------------------------


NOTE: In case the secretary or other certifying officer is designed by the foregoing resolutions as one of the signing officers, it is advisable to have this certificate signed by a second Officer or Director of the Corporation
--------------------------------------------------------------------------------

                             BUSINESS LOAN AGREEMENT
Loan No                            (Continued)                            Page 2

    SARA. The word "SARA" means the Superfund Amendments and Reauthorization Act of 1986 as now of thereafter amended.

CONDITIONS PRECEDENT TO EACH ADVANCE. Lender's obligation to make the initial Loan Advance and each subsequent Loan Advance under this Agreement shall be subject to the fulfillment to Lender's satisfaction of all of the conditions set forth in the Agreement and in the Related Documents.

    Loan Documents. Borrower shall provide to Lender in form satisfactory to Lender the following documents for the Loan: (a) the Note, (b) Security Agreements granting to Lender security interests in the Collateral, (c) Financing Statements perfecting Lender's Security Interests; (d) evidence of insurance as required below: and (e) any other documents required under this Agreement or by Lender of its counsel, including without limitation any guaranties described below.

    Borrower's Authorization. Borrower shall have provided in form and substance satisfactory to Lender properly certified resolutions, duly authorizing the execution and delivery of this Agreement, the Note and the Related Documents, and such other authorizations and other documents and instruments as Lender or its counsel, in their sole discretion, may require.

    Payment of Fees and Expenses. Borrower shall have paid to Lender all fees, charges, and other expenses which are than due and payable as specified in this Agreement or any Related Document.

    Representations and Warranties. The representations and warranties set forth in this Agreement, in the Related Documents, and in any document or certificate delivered to Lender under this Agreement are true and correct,

    No Event of Default. There shall not exist at the time of any advance a condition which would constitute an Event of Default under this Agreement,

REPRESENTATIONS AND WARRANTIES. Borrower represents and warrants to Lender, as of the date of this Agreement, as of the date of each disbursement of Loan proceeds, as of the date of any renewal, extension or modification of any Loan, and at all times any Indebtedness exists:

    Organization. Borrower is a corporation which is duly organized, validly existing, and in good standing under the laws of the State of New Jersey and is validly existing and in good standing in all states in which Borrower is doing business. Borrower has the full power and authority to own its properties and to transact the businesses in which it is presently engaged or presently proposes to engage. Borrower also is duly qualified as a foreign corporation and is in good standing in all states in which the failure to so qualify would have a material adverse effect on its businesses or financial condition.

    Authorization. The execution, delivery, and performance of this Agreement and all Related Documents by Borrower, to the extent to be executed. delivered or performed by Borrower, have been duly authorized by all necessary action by Borrower; do not require the consent or approval of any other person, regulatory authority or governmental body; and do not conflict with, result in a violation of, or constitute a default under (a) any provision of its articles of incorporation or organization, or bylaws, or any agreement or other instrument binding upon Borrower or (b) any law, governmental regulation, court decree, or order applicable to Borrower.

    Financial Information. Each financial statement of Borrower supplied to Lender truly and completely disclosed Borrower's financial condition as of the date of the statement, and there has been no material adverse change in Borrower's financial condition subsequent to the date of the most recent financial statement supplied to Lender. Borrower has no material contingent obligations except as disclosed in such financial statements.

    Legal Effect. This Agreement constitutes, and any instrument or agreement required hereunder to be given by Borrower when delivered will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

    Properties. Except as contemplated by this Agreement or as previously disclosed in Borrower's financial statements or in writing to Lender and as accepted by Lender, and except for property tax liens for taxes not presently due and payable. Borrower owns and has good title to all of Borrower's properties free and clear of all Security Interests, and has not executed any security documents or financing statements relating to such properties. All of Borrower's properties are titled in Borrower's legal name, and Borrower has not used, or filed a financing statement under, any other name for at least the last five (5) years.

    Hazardous Substances. The terms "hazardous waste,' "hazardous substance," "disposal," "release,' and "threatened release," as used in this Agreement, shall have the same meanings as set forth in the "CERCLA." "SARA," the Hazardous Materials Transportation Act, 49 U.S.C, Section 1801, et seq., the Resource Conservation and Recovery Act. 42 U.S.C. Section 6901, et seq., the New Jersey Industrial Site Recovery Act, NJSA Section 13:1K-6 ("ISRA"), the New Jersey Spill Compensation and Control Act, NJSA 58:10-23.11, el seq. or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Borrower represents and warrants that: (a) During the period of Borrower's ownership of that properties, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, about or from any of the properties, (b) Borrower has no knowledge of, or reason to believe that there has been (i) any use, generation, manufacture, storage. treatment, disposal, release, or threatened release of any hazardous waste or substance on, under, about or from the properties by any prior owners or occupants of any of the properties, or (ii) any actual or threatened litigation or claims of any kind by any person relating lo such matters. (c) Neither Borrower nor any tenant, contractor, agent or other authorized user of any of the properties shall use. generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on. under, about or from any of the properties: and any such activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations, and ordinances, including without limitation those laws, regulations and ordinances described above. Borrower authorizes Lender and its agents to enter upon the properties to make such Inspections and tests as Lender may deem appropriate to determine compliance of the properties with this section of the Agreement. Any inspections or tests made by Lender shall be at Borrower's expense and for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Borrower or lo any other person. The representations and warranties contained herein are based on Borrower's due diligence in investigating the properties for hazardous waste and hazardous substances. Borrower hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Borrower becomes liable for cleanup or other costs under any such laws, and (b) agrees to Indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Agreement or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release of a hazardous waste or substance on the properties. The provisions of this section of the Agreement, including the obligation to Indemnify, shall survive the payment of the indebtedness and the termination or expiration of this Agreement and shall not be affected by Lender's acquisition of any interest in any of the properties, whether by foreclosure or otherwise.

    Litigation and Clairns. No litigation, claim, investigation, administrative proceeding or similar action {including those (or unpaid taxes) against Borrower is pending or threatened, and no other event has occurred which may materially adversely affect Borrower's financial condition or properties. other than litigation, claims, or other events. If any, that have been disclosed to and acknowledged by Lender in writing.

    Taxes. To the best of Borrower's knowledge, all tax returns and reports of Borrower that are or were required to be filed, have been filed, and all taxes, assessments and other Environmental charges have been paid in full, except those presently being or to be contested by Borrower in (in faith in the ordinary course of business and for which adequate reserves have been provided.

    Lien Priority. Unless otherwise previously disclosed to London in writing. Borrower has not entered into or grants any Security Agreements, or permitted the filing or attachment of any Security Interests on or affecting any of the Collateral directly or indirectly securing repayment of

                             BUSINESS LOAN AGREEMENT
Loan No                            (Continued)                            Page 2

     Borrower's Loan and Note, that would be prior or that may in any way be superior to Lender's Security Interests and rights in and to such Collateral.

     Binding Effect. This Agreement, the Note. all Security Agreements directly or indirectly securing repayment of Borrower's Loan and Note and all of the related Documents are binding upon Borrower as well as upon Borrower's successors, representatives and assigns, and are legally enforceable in accordance with their respective terms.

     Commercial Purpose. Borrower intends to use the Loan proceeds solely for business or commercial related purposes.

     Employee Benefit Plans. Each employee benefit plan as to which Borrower may have any liability compiles in a}\ material respects with all applicable requirements o< law and regulations, and (i) no Reportable Event nor Prohibited Transaction (as defined in ER13A) has occurred with rasped to any such plan, (ii) Borrower has not withdrawn from any such plan or initiated steps to do so, (iii) no steps have been taken to terminate any such plan. and (iv) there are no unfunded liabilities other than those previously disclosed lo Lender in writing.

     Location of Borrower"s Offices and Records. Borrower's place of business, or Borrower's Chief executive office, if Borrower has more than one place of business, Is located at 788 Shrewsbury Avenue, Tinton Falls. NJ 07724. Unless Borrower has designated otherwise in writing this location is also the office or offices where Borrower keeps its records concerning the Collateral.

     Year 2000. Borrower warrants and represents that all software utilized In the conduct of Borrower's business will have appropriate capabilities and compatibility for operation to handle calendar dates failing on or after January 1, 2000, and all information pertaining to such calendar dates, in the same manner and with the same functionality as the software does respecting calendar dates falling on or before December 31, 1999. Further. Borrower warrants and represents that the data-related user interface functions, data-fields, and data-related program instructions and functions of the software include the indication of the century,

     Information. All information heretofore or contemporaneously herewith furnished by Borrower to Lender for the purposes of or in connection with this Agreement or any transaction contemplated hereby is, and all information hereafter furnished by or on behalf of Borrower to Lender will be, the and accurate in every material respect on the date as of which such information is dated or certified, and none of such Information is or will be incomplete by omitting lo slate any material fact necessary to make such information not misleading.

     Survival of Representation and Warranties. Borrower understands and agrees that Lender, without independent investigation, is relying upon the above representations and warranties in extending Loan Advances to Borrower. Borrower further agrees that the foregoing representations and warranties shall be continuing in nature and shall remain in full force and effect until such time as Borrower's Indebtedness shall be paid in full, or until this Agreement shall be terminated in the manner provided above, whichever is the last to occur-

AFFIRMATIVE COVENANTS. Borrower covenants and agrees with Lender that, while this Agreement Is in effect, Borrower will:

     Litigation. Promptly inform Lender in writing of (a) all material adverse changes in Borrower's financial condition, and (b) all existing and all threatened litigation, claims, investigations, administrative proceedings or similar actions affecting Borrower or any Guarantor which could materially affect the financial condition of Borrower or the financial condition of any Guarantor.

     Financial Records. Maintain its books and records in accordance with generally accepted accounting principles, applied on a consistent basis, and permit Lender to examine and audit Borrower's books and records at all reasonable times.

     Additional information. Furnish such additional information and statements, lists of assets and liabilities, agings of receivables and payables, inventory schedules, budgets, forecasts, <ax returns, and other reports with respect to Borrower's financial condition and business Operations as Lender may request from time to time,

     Insurance. Maintain fire and other risk insurance, public liability insurance, and such other insurance as Lender may require with respect to Borrower's properties and operations, in form, amounts, coverages and with Insurance companies reasonably acceptable to Lender. Borrower, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in term satisfactory to Lender, Including stipulations that Coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Borrower or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest for the Loans, Borrower will provide Lender with such loss payable or other endorsements as Lender may require.

     Insurance Reports. Furnish lo Lender, upon request of Lender, reports on each existing insurance policy showing such Information as Lender may reasonably request, including without limitation the following: (a) the name of the insurer: (b) the risks Insured, (c) the amount of the policy;
     (d) the properties insured; (e) the than current property values on the basis of which insurance has been obtained, and the manner of determining those values, and (f) the expiration date of the policy. In addition, upon request of Lender (however not more often than annually), Borrower will have an independent appraiser satisfactory to Lender determined, as applicable, the actual cash value or replacement cost of any Collateral. The cost of such appraisal shall be paid by Borrower.

     Guaranties. Prior to disbursement of any Loan proceeds, furnish executed guaranties of the Loans in favor of Lender, executed by the guarantor named below, on Lander's forms, and in the amount and under the conditions spelled out in those guaranties.

             Guarantor                                Amount
             ---------                                ------
             Arc Mesa Educators, Inc.                 Unlimited

     Other Agreements. Comply with all terms and conditions of all other agreements, whether now or hereafter existing, between Borrower and any other party and notify Lender immediately in writing of any default in connection with any other such agreements.

     Loan Proceeds. Use all Loan proceeds solely for the following specific purposes: Working Capital.

     Taxes, Charges and Liens, Pay and discharge when due all of Us indebtedness and obligations, inciting without limitation all assessments, taxes, govermental charges, levies and liens, of every kind and nature, imposed upon Borrower or its properties, income, or profits, prior to the date on which penalties would attach, and all lawful claims that. if unpaid, might become a lien or charge upon any of Borrower's properties. income, or profits. Provided however, Borrower will not be required to pay and discharge any such assessment, lax, charge, levy, lien or claim so long as
     (a) the legality of the same shall be contested in good faith by appropriate proceedings, and (b) Borrower shall have established on its books adequate reserves with respect to such contested assessment. tax. charge, levy, lien, or claim in accordance with generally accepted accounting practices Borrower, upon demand of Lender, will furnish to Lender evidence of payment o1 the assessments, taxes, charges, levies, liens and claims and will authorize the appropriate governmental official to deliver to Lender at any time a written statement of any assessments, taxes, charges, liens, liens and claims against Borrower's properties, income, or profits.

     Performance. Perform and comply with all terms, conditions, and provisions set forth in this Agreement and in the Related Documents in a timely manner, and promptly notify Lender it Borrower learns of the occurrence of any event which constitutes an Event of Default under this Agreement or under any of the Related Documents.

     Operations. Maintain executive and management personnel with substantially the same qualifications and experience as the present executive

                             BUSINESS LOAN AGREEMENT
Loan No                            (Continued)                            Page 4

     and management personnel; provide written notice to Lender of any change in executive and management personnel: conduct Its business affairs in a reasonable and prudent manner and in compliance with all applicable federal, state and municipal laws, ordinances, rules and regulations respecting its properties, charters, businesses and operations, including without limitation, compliance with the Americans With Disabilities Act and with all minimum funding standards and other requirements of ERISA and other laws applicable to Borrower's employee benefit plans.

     Inspection. Permit employees or agents of Lender at any reasonable time to inspect any and ad Collateral for the Loan or Loans and Borrower's other properties and to examine or audit Borrower's books, accounts, and records and to make copies and memoranda of Borrower's books. accounts, and records. If Borrower now or at any lime hereafter maintains any records (including without limitation computer generated records and computer software programs for the generation of such records) in the possession of a third party, Borrower, upon request of Lender, shall notify such party to permit Lender free access to such records at all reasonable times and lo provide Lender with copies of any records it may request, all at Borrower's expense.

     Compliance Certificate. Unless waived in writing by Lender, provide Lender at least annually and at the lime of each disbursement of Loan proceeds with a certificate executed by Borrower's chief financial officer, or other officer or parson acceptable to Lender, certifying that the representations and warranties set forth in this Agreement are true and correct as Of the date of the certificate and further certifying that, as of the date of the certificate, no Event of Default exists under this Agreement.

     Environmental Compliance and Reports. Borrower shall comply in ail respects with all environmental protection federal, state and local laws, statutes, regulations and ordinances: not cause or permit to exist, as a result of an intentional or unintentional action or omission on Us part or on the part of any third party, on property owned and/or occupied by Borrower, any environmental activity where damage may result to the environment, unless such environmental activity is pursuant to and in compliance with the conditions of a permit issued by the appropriate federal, state or local governmental authorities: shall furnish to Lender promptly and In any event within thirty (30) days after receipt thereof a copy of any notice, summons, lien. citation, directive, letter or other communication from any governmental agency or Instrumentality concerning any intentional or unintentional action or omission on Borrower's part in connection with any environmental activity whether or not there is damage to the environment and/or other natural resources.

     Additional Assurances. Make, execute and deliver to Lender such promissory notes, mortgages, deeds of trust, security agreements, financing statements, instruments, documents and other agreements as Lender or its attorneys may reasonably request to evidence and secure the Loans and to perfect all Security Interests.

NEGATIVE COVENANTS. Borrower covenants and agrees with Lender that while this Agreement is in effect, Borrower shall not, without the prior written consent of
Lender:

     Indebtedness and Liens. (a) Except for trade debt incurred in the normal course of business and indebtedness to Lender contemplated by this Agreement, create, incur or assume indebtedness for borrowed money, including capital leases, (b) except 63 allowed as a Permitted Lien, sell, transfer, mortgage, assign, pledge, lease, grant a security interest in, or encumber any of Borrower's assets, or (c) sell with recourse any of Borrower's accounts, except to Lender.

     Continuity of Operational. (a) Engage in any business activities substantially different than those In which Borrower is presently engaged,
     (b) cease operations, liquidate, merge, transfer, acquire or consolidated with any other entity, change ownership, change its name, dissolve or transfer or sell Collateral out of the ordinary course of business, (c) pay any dividends on Borrower's stock (other than dividends payable in its stock), provided, however that notwithstanding the foregoing, but only so long as no Event of Default has occurred and is continuing or would result from the payment of dividends, if Borrower is a "Subchapter S Corporation" (as defined in the Internal Revenue Code of 1986, as amended), Borrower may pay cash dividends on its stock to its shareholders from time to time in amounts necessary to enable the shareholders to pay income taxes and make estimated income tax payments lo satisfy their liabilities under federal and state law which arise solely from their status as Shareholders of a Subchapter 3 Corporation because of their ownership of shares of stock of Borrower, or (d) purchase or retire any of Borrower's outstanding shares or alter or amend Borrower's capital structure.

     Loans, Acquisitions and Guaranties. (a) Loan, invest in or advance money or assets, (b) purchase, create or acquire any interest in any other enterprise or entity, or (c) incur any obligation as surety or guarantor other than in the ordinary course of business.

CESSATION OF ADVANCES. If Lender has made any commitment to make any Loan lo Borrower, whether under this Agreement or under any other agreement, Lender shall have no obligation to make Loan Advances or to disburse Loan proceeds if:
(a) Borrower or any Guarantor is in default under the terms of this Agreement or any of the Related Documents or any other agreement that Borrower or any Guarantor has with Lender: (b) Borrower or any Guarantor becomes insolvent, files a petition in bankruptcy or similar proceedings, or is adjudged a bankrupt; (c) there occurs a material adverse change in Borrower's financial condition, in the financial condition of any Guarantor, or in the value of any Collateral securing any Loan: (d) any Guarantor seeks, claims or otherwise attempts to limit, modify or revoke Such Guarantor's guaranty of the Loan or any other loan with Lender: or (e) Lender in good faith deems itself insecure, even though no Event of Default shall have occurred.

REQUEST FOR FINANCIALS. Borrower and Guarantor(5) agree to provide signed financial Statements in a form satisfactory to the Lender within ninety (90) days of fiscal year end and lax returns within fifteen (15) days of filing on an annual basis. Failure to provide updated financial statements and tax returns shall be considered as a defaulted of the Note.

LINE OF CREDIT RENEWAL. This Line of Credit is subject to annual review. Renewal will be based on Lender's ongoing satisfaction with Borrowers financial condition

RIGHT OF 3ETOFF- Borrower grants to Lender a contractual security interest In, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open In the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the Indebtedness against any and all such accounts.

EVENTS OF DEFAULT. Each of the following shall constitute an Event of Default under this Agreement:

     Default on Indebtedness. Failure of Borrower to make any payment when due on the Loans

     Other Defaults. Failure of Borrower or any Grantor to comply with or to performing when due any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents, or failure of Borrower to comply with or to perform any other term, obligation. covenant or condition contained In arty other agreement between Lender and Borrower.

     Default In Favor Of Third Parties. Should Borrower or any Grantor default under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, In favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform (heir respective obligations under this Agreement or any of the Related Documents.

     False Statements. Any warranty, representation or statements made or furnished to Lender by or on behalf o( Borrower or any Grantor under this Agreement or the Related Documents is false or misleading in any material respect at the time made or furnished or becomes false or misleading
--------------------------------------------------------------------------------
MISSING TEXT --- BAD COPY --- MISSING TEXT --- BAD COPY --- MISSING TEXT --- BAD
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     to Change the party's  address.  To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes. Borrower will keep Lender informed at all times of Borrower's current address(es)).

     No Joint Venture or Partnership. The relationship of Borrower and Lendor created by this Agreement is strictly that of debtor-creditor and nothing contained in this Agreement or in any of the Related Documents shall be deemed or construed to create a partnership or joint venture

                             BUSINESS LOAN AGREEMENT
Loan No                            (Continued)                            Page 5

     at any timing thereafter.

     Defective Collateralization. This Agreement or any of the Relatad Documents ceases to be in full force and affect (including failure of any Security Agreement to create a valid and perfected Security Interest) at any time and for any reason.

     Insolvency. The dissolution of termination of Borrower's existence as a going business, the insolvency of Borrower, the appointment of a receiver for any part of Borrower's property, any assignment for the benefit of creditors, any type) of creditor workout. or the commencement of any proceeding under any bankruptcy or Insolvency laws by or against Borrower.

     Creditor or Forfeiture Proceedings. Commencement of foreclosure Or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower, any creditor of any Grantor against any collateral securing the Indebtedness, or by any governmental agency. This includes a garnishment, attachment, or levy on or of any of Borrower's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Borrower or Grantor, as the case may be, as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding, and if Borrower or Grantor gives Lender written notice of the creditor or (forfeiture proceeding and furnishes reserves or a surety bond for the creditor or forfeiture proceeding satisfactory to Lender.

     Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or any Guarantor dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the Indebtedness. Lender, at its option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty In a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

     Change In Ownership. Any change in ownership of twenty-five percent (25%) or more of the common stock of Borrower,

     Adverse Change. A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

     Insecurity. Lender, in good faith, deems itself insecure.

     Right to Cure. If any default, other than a Default on Indebtedness, is Curable and if Borrower or Grantor, as the case may be, has not been given a notice of a similar default within the preceding twelve (12) months, it may be cured (and no Event of Default will have occurred) if Borrower or Grantor, as the case may he, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days: or (b) If the cure requires more than fifteen (15) days. immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to ours the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

EFFECT OF AN EVENT OF DEFAULT. If any Event of Default shall occur, except where otherwise provided in this Agreement or the Related Documents, all commitments and obligations of Lender under this Agreement or the Related Documents or any other agreement immediately will terminate (Including any obligation to make Loan Advances or disbursements), and, at Lender's option, all Indebtedness immediately will become due and payable, all without notice of any kind to Borrower, except that in the case of an Event of Default of the type described in the "lnsolvency" subsection above, such acceleration shall be automatic and not optional. In addition, Lender shall have all the fights and remedies provided in the Related Documents or available at law, in equity, or otherwise. Except as may be prohibited by applicable law, all of Lender's rights and remedies shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit o( any other remedy, and an election to make expenditures or to lake action to perform an obligation of Borrower or Of any Grantor shall not affect Lender's right to declare a default and to exercise its rights and remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement'

     Amendments.   This  Agreement,   together  with  any  Related   Documents,
     constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment,

     Applicable Law. This Agreement has been deliver--i to Lender and accepted by Lender In the State of New Jersey. If there Is a lawsuit. Borrower agree* upon Lender'* request to submIt to the Jurisdiction of the courts of Ocean County, the State of New Jersey. Lender and Borrower hereby waive the right to any Jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the Other. This Agreement shall be removed by and construed in accordance with the law of the State of New Jersey,

     Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret Or define the provisions of this Agreement.

     Consent to Loan Participation. Borrower agrees and consents lo Lender's sale or transfer, whether now or later, of one or more participation Interests in the Loans to one or more purchasers, whether related or unrelated to Lender. Lender may provide, without any limitation whatsoever. to any one or more purchasers, or potential purchasers, any information or knowledge Lender may have about Borrower or about any other matter relating lo the Loan, and Borrower hereby waives any rights to privacy to may have with respect to such matters Borrower additionally waives any and all notices of sale of participation Interests, as well as all notices of any repurchase of such participation interests. Borrower also agrees that the purchasers of any such participation interests will be considered as the absolute owners of such interests in the Loans and will have all the rights granted under the participation agreement or agreements governing the sale of such participation interests. Borrower further waives all rights of offset or counterclaim that it may have now or later against Lender or against any purchaser of such a participation interest and unconditionally agrees that either Lender or such purchaser may enforce Borrower's obligation under the Loans irrespective of the failure or insolvency of any holder of any interest in the Loans. Borrower further agrees that the purchaser of any such participation interests may enforce its Interests irrespective of any personal claims or defenses that Borrower may have against Lender.

     Costs and Expenses. Borrower agrees to pay upon demand all of Lender's expenses, including without limitation attorneys' fees, incurred in connection with the preparation, execution, enforcement, modification and collection of this Agreement of in connection with the Loans made pursuant to this Agreement. Lender may pay someone else to help collect the Loans and to enforce this Agreement, and Borrower will pay that amount. This includes, subject to any limits under applicable law. Lender's attorneys' fees and Lender's legal expenses, whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunctions, appeals, and any anticipated posl-judgment collection services. Borrower also will pay any court costs, in addition lo all other sums provided by law.

     Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited In the united States mail, first class, postage prepaid, addressed lo the party to whom the notice is lo be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Borrower, notice to any Borrower will constitute notice to all Borrowers. For notice purposes, Borrower will keep Lender informed at all times of Borrower's current address(es).

     No Joint Venture or Partnership. The relationship o) Borrower and Lender created by this Agreement is strictly that of debtor-creditor, and nothing contained in this Agreement or in any o( the Related Documents shall be deemed or construed to) create a partnership or joint venture

                             BUSINESS LOAN AGREEMENT
Loan No                            (Continued)                            Page 6

     between Borrower and Lender.

     Severablity. If a court of competent jurisdiction finds any provision of (his Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemsd to ba modified to be within the limits of enforceability or validity: however, if the offending provision cannot be so modified, if shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     Subsidiaries and Affiliates of Borrower. To the extent the context of any provisions of this Agreement makes it appropriate, including without limitation any representation, warranty or covenant, the word "Borrower" as used herein shall include all subsidiaries and affiliates of Borrower. Notwithstanding the foregoing however, under no circumstances shall this Agreement be construed to require Lender to make any Loan or other financial  accommodation  to  any  subsidiary  of  affiliate  of  Borrower,

     Successors and Assigns. All covanants and agreements contained by or on behalf of Borrower shall bind its successors and assigns and shall inure to the benefit of Lender, its successors and assigns. Borrower shall not, however, have the right to assign its rights under this Agreement or any interest therein, without the prior written consent of Lender.

     Survival. All warranties, representations, and covenants made by Borrower in this Agreement or in any certificate or other instrument delivered by Borrower to Lender under this Agreement shall be considered to have bean relied upon of Lender and will survive the making of the Loan and delivery to Lender of the Related Documents, regardless of any investigation made by Lender or on Lender's behalf.

     Time is of the Essence. Time is of the essence in frie performance of this Agreement.

     Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such walvar is given In writing and signal by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Borrower, or between Lender and any Grantor, shall constitute a waiver of any of Lender's rights or of any obligations of Borrower or of any Grantor as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender In any Instance shall not constitute continuing consent in subsequent instances where such consent is required, and in all cases such consent may be granted or withheld in the sole discretion of Lender.

BORROWER ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS BUSINESS LOAN AGREEMENT, AND BORROWER AGREES TO ITS TERMS. THIS AGREEMENT IS DATED AS OF _____
____.

BORROWER:

Arc Communications, Inc.

By:  /s/ Steven H. Meyer                        (SEAL)
   --------------------------------
   Steven H. Meyer, President

ATTEST:

/s/ Ethel Kaplan                                (CORPORATE SEAL)
-----------------------------------
Secretary or Assistant Secretary


LENDER:

Sovereign Bank


By:
   --------------------------------
   Authorized Officer

PROMISSORY NOTE

                         CORPORATE RESOLUTION TO BORROW

------------------------------------------------------------------------------------------------------------------------
 Principal      Loan Date     Maturity      Loan No.      Call      Collateral      Account      Officer       Initials
$750,000.00                  04-30-2001                                                           91000
------------------------------------------------------------------------------------------------------------------------
             References in the shaded area are for Lender's use only and do not limit the applicablity of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------

Borrower:  Arc Communications, Inc. (TIN: )    Lender: Sovereign Bank
           788 Shrewsbury Avenue                       Ocean Office
           Tinton Falls, NJ 07724                      901 W. Park Avenue
                                                       Ocean, NJ 07712

Principal Amount: $750,000.00     Initial Rate:  10.000%    Date of Note:_______

PROMISE TO PAY. Arc Communications, Inc. ("Borrower") promises to pay to Sovereign Bank ("Lender"), or order, In lawful money of the United States of America, the principal amount of Seven Hundred Fifty Thousand & 00/100 Dollars ($750,000.00) or so much as may be outstanding, together with Interest on the unpaid outstanding principal balance of each advance. Interest shall be calculated from the date of each advance until repayment of each advance. Borrower also promises to pay all applicable fee and expenses.

PAYMENT. Borrower will pay this loan In one payment of all outstanding principal plus all accrued unpaid Interest or) April 30, 2001. In addition, Borrower will pay regular monthly payments of accrued unpaid interest beginning August 25, 2000, and all subsequent Interest payment* are due on the same day of each month alerr that. The annual interest rate for this Note is computed on a 365/3SO basis; that 13. by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, applied by the actual number of days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designated in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount lo any unpaid collection costs and late charges.

VARIABLE INTEREST RATE. The interest rate on this Note is subJect to change from time lo time based on changes in an index which Is Lender's Prime Rate (the "Index"), This is the rate of interest announced from time to time by Lender as its "Prime Rate" or "Prime Landing Rate.' This rate of interest Is determined from time lo time by Lender as a means of pricing some loans to its customers, and it is neither tied to any extemal rate of interest or index nor does it necessarily reflect the lowest rate of interact actually charged by Lender to any particular class or category of customers of Lender Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. The Index currently is 9.500% per annum. The Interest rate to be applied to the unpaid principal balance of this Note will be at a rate of 0.500 percentage points over the Index, resulting In an Initial rate of 10.000% per annum. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law.

PREPAYMENT. Borrower may pay without penalty all or a portion of fria amount owed earlier than it is due. Early payment will not. un)es5 agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments of accrued unpaid Interest. Rather, they will reduce the principal balance due.

LATE CHARGE, If a payment is 15 days or more late, Borrower will be charged 5.000% of the unpaid portion of the regularly scheduled payment. This late charge Shall be paid to Lender by Borrower for the purpose of defraying the expanse Incident lo the handling of the delinquent payment.

DEFAULT. Borrower will be In default if any of the following happens: (a) Borrower (ails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other lein, obligation, covenant, or condition contained In this Note or any agreernent related to this Note, or in any other agreement or loan Borrower has with Lender (c) Borrower defaults under any loan, extension of credit, security agreement. purchase or saJas agreernent, or any other agreement, in favor of any other creditor or person that may materially affact any of Borrower's property or Borrower's ability to repay this Note or perform Borrower's obligations under this Note or any of the Related Documents, (d) Any representation or slatament made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished, (e) Borrower bacomes Insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any bankruptcy or Insolvency laws, (f) Any creditor tries to take any of Borrower's property on or In which Lender has a lien or security interest. This includes a garnishment of or levy on any of Borrower's accounts with Lender, (g) Any guarantor dies or any of the other events described in this default section occurs with respect lo arty guarantor of (his Note. (h) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness i9 impaired, (i) Lender in good faith deeds itself insecure.

If any default, other than a default in payment, if curable and if Borrower has not been given a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) If the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems In Lender's sole discretion to be sufficient lo cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest irnmediately due, without notice, and then Borrower will pay that amount. Upon default, including failure to pay upon final maturity, Lender, at its option, may also, if permitted under applicable law, increase the variable interest rate on this Note to 3.500 percentage points over the Index. The Interest rate will not exceed the maximum rate permitted by applicable law. Lender may hire or pay someone else to help collect this Note if Borrower does not pay Borrower also will pay Lender that amount. This includes, subject to any limits under applicable law. Lender's attorneys' fees and Lender's legal expenses whether or not there is a lawsuit, including attorneys' lees and legal expenses or bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. The Note has been delivered to Lender and accepted by Lender. In the State of New Jersey. If there is a lawsuit. Borrower agreed upon Lender's requalifing to submit to the Jurisdiction of the court of Ocean County, the State of New Jersey. Lender and Borrower hereby with the right to any Jury trial In any action, proceeding, or countarclaim brought by other Lender or Borrower against the other. This Note shall be governed by and construed In accordance with tha laws of the State of New Jersey.

RIGHT OF SETOFF. Borrower grants to Lender a contractual security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and inlaresi In and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with sorneons else and all accounts Borrower may open In the future, exeludiniJ however all IRA and Keogh accounts, and all trust accounts for which tha grant of a security interest would be prohibited by law. Borrower authorizes Lender, to lhs extant permitted by applicable law. to charge or setoff all sums owing on this Note against any and all such accounts,

COLLATERAL This Note is secured by UCC's filed with the New Jersey Secretary of State and Monmouth County Clerks office; Corporate guarantee of Arc Mesa Educators. Inc.

LINE OF CREDIT. This Note evidences a revolving line of credit. Advances under this Note may be requested orally by Borrower or by an authorized

                                PROMISSORY NOTE
Loan No                           (Continued)                             Page 2

person. Lender may, but need not, require requests be confirmed in writing. All communications, instructions, or diroctions by talophona or otherwise to Lender are to be directed to Lender's office shown abovo. Tha following party or panles ara authorized io request advances under the line of credrt until Lender faceivos from Borrowar at Lender's address shown above written notice of revocation of their authority: Sleven H. Meyer, Prealdant. Borrower agraes lo 1~ liable tor all surns either: (a) advanced in accordance with tha instructions of an authorized person or (b) credited to any of Borfower's accounts with Lender. The unpaid principal balance owing on this Note at any time may ba evidaneed by endorsements on thre Note Of by Lender's internal records, including daily computer print-outs. Landor will have no obligation lo advance funds under lhis Mole if: (a) Borrower or any guarantor is in dofault under the terms of this Note or any agreement that Borrower or any guarantor has with Lender, including any agreement mado in connection with tho signing of this Note: (b) Borrowar or any guarantor ceases doing bu5iness or is insolvent; (c) any guarantor seeks, claims or otherwise attempts lo limit, modify or ravoke such guarantor's guarantee of this Note or any other loan with Lendor: (d) Borrowor has applied (unds provided pursuant to this Note tor purposes other than those authorized by
Landar: or (a) Lender in good faith deems Itself insecura under this Note or any other agreement between Lender and Borrower.

REQUEST FOR PINANCIALS. Borrower and Ouaranlor(s) agree to provide signed financial statements in a form satisfactory lo the Lender within ninety (90) days of fiscal year end and tax returns within fifteen (15) days of filing on an annual basis. Failure to provide updated financial statements and tax raturns shall be considered as a default of the Note.

LINE OF CREDIT RENEWAL. This Line of Credit is subject to annual reviaw. Renewal will be based on Lender's ongoing satisfaction with Borrower's financial condition.

GENERAL PROVISIONS. Lender may delay or forgo entorcing any of its rights or remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waiva presentmeni, demand foi payrnarit, protest and notice of dishonor. Upon any change in the terms of this Note. and unless otherwise oxpressly slated in writing, no party who signs this Note, whather as maker. guarantor, accommodation maker or endorser, shall ba ralaasad from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or gueraMor Of collateral; or impair, fail to realize upon or perfect Lendsr's security interest in (he collateral; and lake any other action deemed necessary by Lender without the consent of or notice lo anyone. All such parlies also agree that Lender may modify this loan without tha consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER MEAD AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:

Arc Communications, Inc.

By:  /s/ Steven H. Meyer                        (SEAL)
   --------------------------------
   Steven H. Meyer, President

ATTEST:

/s/ Ethel Kaplan                                (CORPORATE SEAL)
-----------------------------------
Secretary or Assistant Secretary


LENDER:

Sovereign Bank


By:
   --------------------------------
   Authorized Officer

                     DISBURSEMENT REQUEST AND AUTHORIZATION

------------------------------------------------------------------------------------------------------------------------
 Principal      Loan Date     Maturity      Loan No.      Call      Collateral      Account      Officer       Initials
$750,000.00                  04-30-2001                                                           91000
------------------------------------------------------------------------------------------------------------------------
             References in the shaded area are for Lender's use only and do not limit the applicablity of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------

Borrower:  Arc Commumcation, Inc. (TIN: )       Lender:  Sovereign Bank
           788 Shrewsbury Avenue                         Ocean Office
           Tinton Falls, NJ 07724                        901 W. Park Avenue
                                                         Ocean, NJ 07712


LOAN TYPE. This is a Variable Rate (0.500% ovw Sovereign Bank, making an initial rate of 10.000%), Revolving Line of Credit Loan to a Corporation for $750,000.00 due on April 30, 2001.

PRIMARY PURPOSE OF LOAN. The primary purpose of this loan is for:

           [_] Personal, Family or Household Purposes.
           [_] Personal Investment.
           [_] Acquire Equipment for Business or Commercial Purposes. [x} Business, Agricultural and All Other.

SPECIFIC PURPOSE. The specific purpose of this loan is: Working Capital.

DISBURSEMENT INSTRUCTIONS. Borrower understands that no loan proceeds will be disburse until all of Lender's conditions For making the loan have been satisfied. Please disburse the loan proceeds of $750.000.00 as follows:

Amount paid to Borrower directly:                     $0.00

Undisbursed Funds                               $750,000.00
                                                -----------
Note Principal:                                 $750.000.00


CHARGES PAID IN CASH. Borrower has paid or will pay in cash as agreed that following charges:

Prepaid Financa Charges Paid in Cash:

Other Charges Paid in Casti:                    $  0.00
       $350,00 Documentation Fee
                                                $350.00
Total ChargM Paid In Cash;                      -------
                                                $350.00

AUTOMATIC PAYMENTS. Borrowar hereby authorizes Lender automatically to deduct from Borrowers account numbered ____________________ the amount ot any loan payrnent. If the funds in the account ars insufficient to cover any payment, Lender shall not be obligated to advance funds to cover the payment. At any time and for any reason. Borrower or Lender may voluntarily terminate Automatic Payments.

LIEN RELEASE FEES. In addition to all other charges, Borrower agrees, to the extent not prohibitad by law, to pay all governmental fees for release of Lender's security interest in collateral securing this loan. Borrower will pay these fees at the time lien or liens are released.

FINANCIAL CONDITION. BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER'S FINANCIAL CONDITION AS DISCLOSED IN BORROWER'S MOST RECENT FINANCIAL STATEMENT TO LENDER. THIS AUTHORIZATION IS DATED _________________.


BORROWER:

Arc Communications, Inc.

By:  /s/ Steven H. Meyer                        (SEAL)
   --------------------------------
   Steven H. Meyer, President

ATTEST:

/s/ Ethel Kaplan                                (CORPORATE SEAL)
-----------------------------------
Secretary or Assistant Secretary


LENDER:

Sovereign Bank


By:
   --------------------------------
   Authorized Officer

COMMERCIAL GUARANTY

------------------------------------------------------------------------------------------------------------------------
 Principal      Loan Date     Maturity      Loan No.      Call      Collateral      Account      Officer       Initials
$750,000.00                  04-30-2001                                                           91000
------------------------------------------------------------------------------------------------------------------------
             References in the shaded area are for Lender's use only and do not limit the applicablity of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------

Borrower:  Arc Communicationi, Inc. (TIN: )
                788 Shrewsbury Avenue
                Tinton Falls, NJ 07724

Guarantor: Arc Mesa Educators, Inc.
               788 ShrftwabLiry Avenue
               Tinton Falls,  N.J 07724

Lender:    Soveraign Bank
               Ocean Office
               901 W. Park Avenue
               Ocean, NJ 07712

AMOUNT OF GUARANTY. The amount Of this Guaranty is Unlimited.

CONTINUING  UNLIMITED GUARANTY.  For good and valuable  consideration,  Arc Mesa
Educators. Inc. ("Guarantor") absolutely and unconditionally guarantees and promises to pay to Sovereign Bank ("Lender") or its order, in legal tender of the United States of America, the indebtedness as that term is defined below) of Arc Communications, Inc. ("Borrower") to Lender on the terms and conditions set forth in this Guaranty. Under this Guaranty, the liability of Guarantor Is unlirnited and the obligations of Guarantor are continuing.

DEFINITIONS. The following words shall have the following moanings when used in this Guaranty:

   Borrower. The word "Borrower" means Arc Communications, Inc..

   Guarantor. The word "Guarantor" means Are Mesa Educators, Inc..

   Guaranty. The word "Guaranty" means this Guaranty mado by Guarantor for the benefit of Lender dated

   Indebtedness- The word "Indebtedness" is used in its most comprehensive sense and means and Includes any and all of Borrower's liabilities, obligations, debts, and indebtedness to Lender, now existing or hereinafter incurred or created, including, without limitation, all loans, advances, interest, costs, debts, overdraft indebtedness, credit card indebtedness, lease obligations, other obligations, and liabililies of Borrower, or any of them, and any present or future judgments against Borrower, or any of them; and whether any such indebtedness is voluntarily or involuntarily incurred, due or not due, absolute or contingent, liquidated or unliquidated, determined or undeterniined; whether Borrower may ba Ilable individually or jointly with others, or primarily or secondarily, or as guarantor or surety; whether recovery on the Indebtedness may be or may become barred or unenforceabia against Borrowar for any reason whatsoever: and whether the Indebtedness arises from transactions which may be voidable on account of infancy, Insanity, ultra vires, or otherwise.

   Lender. The word "Lender" means Sovereign Bank. its successors and assigns, Related Documents. The words "Belatod Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security aareements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

MAXIMUM LIABILITY. The maxlinum liability of Guarantor under this Guaranty shall be unlimited.

NATURE OF GUARANTY. Guarantor's liability under this Guaranty shall be open and continuous for so long as this Guaranty remains in force, Guarantor intends to guarantee at all times the performance and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of all indebtedness. Accordingly, no payments made upon the Indebtedness will discharge or diminish the continuing liability of Guarantor in connection with any rarnaining portions of the Indebtedness or any of the Indetitedness which subsequently arises or is thereafter incurred or contracted.

DURATION OF GUARANTY. This Guaranty will take effect when received by Lender without the necessity of any acceptanco by Lender, or any notice to Guarantor or to Borrower, and will continue in full force until all Indebtedness Incurred or contracted before receipt by Lender of any notice of revocation shall have been fully and finally paid and satisfied and all other obligations of Guarantor under this Guaranty shall have bean pertormed in full If Guarantor elects la revoke this Guaranty, Guarantor may only do so in writing. Guarantor's written notice of revocation must be mailed to Lender, by certified mail, at the address of Lender listed above or such other place as Lender may designate in writing. Written revocation of this Guaranty will apply only to advances or new Indebtedness created after actual receipt by Lender of Guarantor's written revocation. For this purpose and without limitation, the term "new Indebtedness" does not include Indebtedness whtoh at the time of notice of revocation is contingent, unliquidated, undatermined or not due and which later becomes absolute, liquidated, determined or due. This Guaranty will conlinue to bind Guarantor for all Indebtedness incurred by Borrower or committed by Lender prior to receipt of Guarantor's written notice of revocation, including any extensions, renewals, substitutions or rnodifiuations of the Indebtedness. All renewals. extensions, substitutions, and modifications of Itie Indebtedness granted after Guarantor's revocation, are contemplated under this Guaranty and. specifically will not be considered to be new Indebtedness. This Guaranty shall bind ttie estate of Guarantor as to Indebtedness created both before and after the death or incapacity of Guarantor, regardless of Lender's actual notice of Guarantor's death. Subject to the toreGOing, Guarantor's executor or administrator or other legal representative may temninate this Guaranty in the same manner in which Guarantor might have terminated It and with the same effect. Release of any other guarantor or tenriination ot any other guaranty of the Indebtedness shall not affect the liability of Guarantor under this Guaranty. A revocation received by Lander from any one or more Guarantors shall not affect the liability of any ramaining Guarantors under this Guaranty. It is anticipated that fluctuatlona rnay occur in the aggragale amount of Indebtedness covered by this Guaranty, and it is specifically acknowledged and agreed by Guarantor that reductlona in the arnourtt of Indebtedness, even to zero dollars ($0.00), prior to written revocation of this Guaranty by Gugrantor *hall not constitute a termination of this Guaranty. This Guaranty l<< binding upon Guarantor and Guarantor'* heirs, successors and assigns so long as any of th<< guaranteed Indebtedness remains unpaid and even though the Indebtedness guarantood may from time to time be zero dolfan ($0.00),

GUARANTOR'S AUTHORIZATION TO LENDER. Guarantor authorizes Lender, either before or after any revocation hereof, without notice or demand and without lessening Guarantor's liability under this Guaranty, from time to time: (a) prior to revocation as set lorth above, to make one or more additional securad or unsacured loans to Borrower, to lease equipment or other goods lo Borrower, or otherwise to extend additional credit to Borrower: (b) to alter, compromise, renew, extand, accelerate, or otherwise change one or more times the time for payment or other terms of the Indebtedness or any pan of the Indebtedness, including Increases and decreases of the rate of Interest on the Indebtednws; cxton>>lon<<rnay be repoated and may be for longer than the original loan term:
(c) to take and hold security tor tha payment of thia Guaranty or the Indebtedness, and exchange, enforce, waive, subordinate, fall or decide not to perfect, and retease any>>uch security, with or without the substitution of new collateral; (d) to release, substitute, agree not to sue, or deal with any one or more of Borrower's sureties, endorsers, or other guarantors an any terms or In any manner Lender rnay choose; (e) to determine how, when and what application of payments and credits shall be made on the indebtedness, (f) to apply such security and direct the order or manner of sale thereat. Including without limitation, any nonjudiclal sale permitted by the terms ol the controlling security agreement or deed of trust, as Lender in its

COMMERCIAL GUARANTY
Loan No                                                              (Continued)

discretion may determina; (g) to sell, transfer, asaign, or grant participations in all or any part of the Indebtedness; and (h) to assign or transfer this Guaranty in whole or in part.

GUARANTOR'S REPRESENTATIONS AND WARRANTIES. Guarantor represents and warrants to Lender that (a) no representations or agreements of any kind have been made to Guarantor which would limit or qualify In any way the terms ol this Guaranty:
(b) this Guaranty is executed at Borrower's request and not at the request of Landsr; (c) Guarantor has full power, right and authority to enter into this Guaranty, (d) the provisions ol this Guaranty do not conflict with or result in a default under any agreement or other instrument binding upon Guarantor and do not result in a violation of any law, regulation, court decree or order applicable to Guarantor: (e) Guarantor has not and will not, without the prior written consent of Lender. sell, lease, assign, encumber, hypothecate, transfer, or otherwise dispose of all or substantially all of Guarantor's assets, Or any interest therein; (f) upon Lender's rsquast, Guarantor will provido to Lender financial and credit information in (orm acceptable to Lender, and all such financial information which currently has been. and all future financial Information which will be provided to Lender is and will be true and correct in all material respects and fairly present the financial condition of Guarantor as of the dates the financial information is provided: (g) no material adverse change has occurred in Guarantor's financial condition since the data of the most recent financial statements provided to Lender and no event has oceurrad which may matarially adversely affect Guarantor's financial condition: (h) no litigation, claim, investigation, administrative proceeding or similar action (including those for unpaid taxes) aBainst Guarantor is pending or threatened;
(i) Lender has made no representation to Guarantor as to the creditworthiness of
Borrower: and (j) Guarantor has established adequate means of obtaining from Borrower on a continuing basis information regarding Borrower's financial condition. Guarantor agroes to keep adequately informed from such means of any facts, events, or circumstancos which might in any way affect Guarantor's risks under this Guaranty, and Guarantor further agrees that, absent a request for Information, Lender shall have no obligation to disclose to Guarantor any information or documents acquired by Lander in the course ol its relationship with Borrower.


GUARANTOR'S WAIVERS. Except as prohibited by applicable law, Guarantor waives any right to require Lender (a) to continue lending money or to extend other credit to Borrower; (b) to make any presentment, protest, demand, or notice of any kind, including notice of any nonpayment of the indebtedness or of any nonpayment related to any collateral, or notice of any action or nonaction on the part of Borrower, Lender, any surety, endorser, or other guarantor in connection with the Indebtedness or in connection with the creation of new or additional loans or obligations: (c) to resort for paymant or to proceed directly or at once against any person, including Borrower or any other guarantor: (d) to procoed directly against or exhaust any collateral held by Lender from Borrower, any other guarantor, or any other parson: (e) to give notice of the terms, time, and place of any public or private sale of personal property security held by Lender from Borrower or to comply with any other applicable provisions of the Uniform Commercial Code; (f) to pursue any other remedy within Lender's powor: or (g) to commit any act or omission of any kind, or at any time, with respect to any matter whatsoever.

Guarantor also waives any and all rights or defenses arising by reason of (a) any "one action" or "anti-defioiency" law or any other law which may prevent Lander from bringing any action, including a claim for deficiency, against
Guarantor, before or after Lender's commencemont or completion of any foreclosure action, either judicially or by exercise of a power of sale: (b) any election of remedies by Lender which destroys or otherwise adversely affects Guarantor's subrogation rights or Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (c) any disability or other defense of Borrower, of any other guarantor, or of any other person, or by reason of the cessation of Borrower's liability from any cause whatsoever, other than payment in full in legal tender, of the indebtedness: (d) any right to claim discharge of the Indebtedness on the basis of unjustified impairment of any collateral for the Indebtedness: (e) any statute of limitations, if at any time any action or suit brought by Lender against Guarantor is commenced there is outstanding Indebtedness of Borrower to Lender which is not barred by any applicable statute of limitations; or (f) any defenses given to guarantors at law or in equity other than actual payment and performance of the Indebtedness. If payment is made by Borrower, whether voluntarily or otherwise, or by any third party, on the indebtedness and thereafter Lender is forced to remit the amount of that payment to Borrower's trustee in bankruptcy or to any similar person under any federal or state bankruptcy law or law for the relief of debtors, lha Indebtedness shall be considered unpaid for the purpose of enforcement of this Guaranty- Guarantor further waives and agrees not to assert or claim at any time any deductions to the amount guaranteed under this Guaranty for any claim of setoff, counterclaim, counter demand, recoupment or similar right, whether such claim, demand or right may be asserted by the Borrower, The Guarantor, or both.

GUARANTOR'S UNDERSTANDING WITH RESPECT TO WAIVERS. Guarantor warrants and agrees that each of the waivers set forth above is made with Guarantor's full knowledge of its significance and consequences and that, under the circurnstances, the waivers are reasonable and not contrary to public policy or law. If any such waiver is determined to be contrary to any applicable law or public policy, such waivar shall be effective only to the extent permitted by law or public policy.

LENDER'S RIGHT OF SETOFF. In addition to all liens upon and rights of setoff against the moneys, securities or other property of Guarantor given to Lender by law. Lender shall have, with respect to Guarantor's obligations to Lender under this Guaranty and to the extent permitted by law, a contractual security interest in and a right of setoff against, and Guarantor hereby assigns, conveys, delivers, pledges, and transfers to Lender all of Guarantor's right, title and interest in and lo, all deposits, monays, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Lender, whether held in a general or special account cr deposit, whether held jointly with someone else, or whether held for safekeeping or otherwise, excluding however all IRA. Keogh, and trust accounts. Every such security interest and right of setoft may be exercised without demand upon or notice to Guarantor. No security interest or right of setoff shall be deemed to have been waived by any act or conduct on the pail of Lender or by any neglect to exercise Such right of setoff or to enforce such security interest or by any delay in so doing. Every right of setoff and security interest shall continue in full force and effect until such right of setoff or security interest is specifically waived or released by an instrument in writing executed by Lender.

SUBORDINATION OF BORROWER'S DEBTS TO GUARANTOR. Guarantor agrees that the Indebtedness of Borrower to Lender, whether now existing or hereafter created, shall be prior to any claim that Guarantor may now have or hereafter acquire against Borrower, whether or not Borrower becomes insolvent. Guarantor hereby expressly subordinates any claim Guarantor may have against Borrower, upon any account whatsoever, to any claim that Lender may now or hereaKer have against Borrower. In the event of insolvency and consequent liquidation of the assets of Borrower, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of the claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lander to the Indebtedness of Borrower to Lender. Guarantor does hereby assign to Lender all claims which it may have or acquire against Borrower or againsi any assignee or trustee in bankruptcy of Borrower; provided however, that such assignment shall be affective only for the purpose of assuring lo Lander full payment in legal tender of the Indebtedness if Lender so requests, any notes or credit agreements now or hereafter evidencing any debts or obligations of Borrower to Guarantor shall bemarked with a legend that the same are subject to this Guaranty and shall be delivered to Lender.

FURTHER ASSURANCES. Guarantor agrees, and Lender hereby is authorized, in the name of Guarantor, from time to time to execute and file financing statements and continuation statements and to execute such other documents and to take such other actions as Lender dooms necessary or appropriate to perfect, preserve and enforce its rights under this Guaranty.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Guaranty: Amendments. This Guaranty, together wilh any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Guaranty. No alteration of or amendment to this Guaranty shall be effective unless given in writing and signod by trie parly or parties sought to be charged or bound by the alteration or amendment,

                               COMMEHCIAL GUARANTY
Loan No                                                              (Continued)

Applicable Law- This Guaranty has bean dallvered to Lender and accepted by Lender in tha State of New Jeraey. If there is a lawsuit, Guarantor agrees upon Lender's request to submit to the jurisdiction of the courts of Ocean County, State of New Jersey. Lander and Guarantor hereby waive that right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Guarantor against the other. This Guaranty shall be governed by and construed in accordance with the laws of the State of New Jersey.

Attorneys' Fees; Expense. Guarantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lenders legal expenses, incurred in connection with the enforcement of this Guaranty. Lender may pay someone else to help enforce this Guaranty, and Guarantor shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attomays' fees and legal expenses whether or not there is a lawsuit, including attorneys' feos and legal expenses tor bankruptcy procoadings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Guarantor also shall pay all court costs and such additional fees as may be directed by the court.

Notice. All notices required to be given by either party to the other under this Guaranty shall be in writing, may be sent by telefacsimile (unlass otherwise required by taw), and, except for revocation notices by Guarantor, shall be effective when actually delivered or when deposited with a nationally recognizad overnight courier, or when deposited in the United States mail, first class postage prepaid, addressed to the party to whom (he notice is to ba given at the address shown above or to such olher addresses as either party may designate to lha other in writing all revocation notices by Guarantor shall bo in writing and shall be effective only upon delivery to Lender as provided above in the section titled "DURATION OF GUARANTY." If there is more than one Guarantor, notice to any Guarantor will constitute notice to all Guarantors. For notice purposes. Guarantor agrees to keep Lender informed at all times of Guarantor's current address.

Interpretation. In all cases where there is more than one Borrower or Guarantor, then all words used in this Guaranty in the singular shall be deemed to have been used in the plural where the context and construction so require, and where there is more than one Borrower named in this Guaranty or when this Guaranty is executed by more than one Guarantor, the words "Borrower" and "Guarantor-respectively shall mean all and any one or more of them. The words 'Guarantor," 'Borrower," and "Lender" include the heirs, succassors, assigns, and transferaas of each of them- Caption headings in this Guaranty are for convenience purposes only and are not to be used to interpret or define tha provisions of this Guaranty, If a court of competent jurisdiction finds any provision of this Guaranty to be invalid or unenforceable as lo any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances, and all provisions of this Guaranty in all other respects shall remain valid and enforceable. If any one or more of Borrower or Guarantor are corporations or partnerships, It is not necessary for Lender to inquire into the powers of Borrower or Guarantor or of the officers, directors, partners, or agents acting or purporting to act on their behalf, and any Indebtedness made or created in reliance upon the professed exercise of such powers shall be guaranteed under this Guaranty.

Waiver. Lender shall not be deemed to have waived any rights under this Guaranty unless such waiver is given in writing and signed by Lender. No delay or omission on lhe part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of (his Guaranty shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Guaranty. No prior waiver by Lender, nor any course of dealing between Lender and Guarantor, shall constitute a waiver of any of Lender's rights or of any of Guarantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Guaranty, (he granting of such consent by Lender In any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

REQUEST FOR FINANCIALS. Borrower and Guarantors) agrea to provide signed financial statements in a form satisfactory to the Lender within ninety (90) days of fiscal year end and tax returns within fifteen (15) days of filing on an annual basis. Failure to provide updated financial statements and tax returns shall ba considered as a default of the Note.

EACH UNDERSIGNED GUARANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS GUARANTY AND AGREES TO ITS TERMS. IN ADDITION, EACH GUARANTOR UNDERSTANDS THAT THIS GUARANTY IS EFFECTIVE UPON GUARANTOR'S EXECUTION AND DELIVERY OF THIS GUARANTY TO LENDER AND THAT THE GUARANTY WILL CONTINUE UNTIL TERMINATED IN THE MANNER SET FORTH IN THE SECTION TITLED -DURATION OF GUARANTY." NO FORMAL ACCEPTANCE BY LENDER IS NECESSARY TO MAKE THIS GUARANTY

GURANTOR:

Arc Mesa Educators, Inc.

By: _____________________ (SEAL)

    Steven H. Mayer, President

Signed, acknowledged and delivered in the presence of:

x ___________________________
  Witness


x ____________________________
  Witness

COMMERCIAL SECURITY AGREEMENT

------------------------------------------------------------------------------------------------------------------------
 Principal      Loan Date     Maturity      Loan No.      Call      Collateral      Account      Officer       Initials
$750,000.00                  04-30-2001                                                           91000
------------------------------------------------------------------------------------------------------------------------
             References in the shaded area are for Lender's use only and do not limit the applicablity of this document to any particular loan or item.
------------------------------------------------------------------------------------------------------------------------


Borrower:  Arc Communications, Inc. (TIN: )     Lender:   Sovereign Bank
           788 Shrewsbury Avenue                          Ocean Office
           Tinton Falls. NJ 07724                         901 W. Park Avenue
                                                          Ocean, NJ 07712

THIS COMMERCIAL SECURITY AGREEMENT is entered into between Arc Communtcationa. Inc. (referred to below as 'Grantor"); and Sovereign Bank (referred to below as "Lender"). For valuable consideration, Grantor grants to Lender a security interest in the Collatarel to aecure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lendor may hava by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

   Agreement, The The word "Agreement means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

   Collateral. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located

        Accounts Receivables

In addition, the word "Collateral" means all the following. whether now owned or hereafter acquired, whather now existing or hereafter arising, and wherever located:

          (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any properly described above.

          (b) All products and produce of any of the property described in this Collataral section.

          (c) All accounts, general intangibles, instruments, rents, moniea. payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

          (d) All proceeds (including Insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.

          (e) Ail records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media,

Event of Default- The words "Event of Default" mean and include without limitation any of the Events of Default set forth below in the section titled "Events of Default."

Grantor. The word "Grantor" means Arc Communications, Inc., its successors and assigns

Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

Indebtedness. The word "Indebtedness" means the indebtedness evidenced by the Note, including all principal and interest, together with all other indebtedness and costs and expenses for which Grantor is responsible under this Agreement or under any of the Related Documents.

Lender. Tha word "Lender" means Sovereign Bank, its successors and assigns.

Note. The word "Note" maans the note or credit agreeent dated __.___________, in the principal amount of $750,000.00 from Arc Communications. Inc. to Lender, together with all renewals of, extensions of, modificatlons of, refinancings of, consolidations of and substitutions for the note or credit agreement.

Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreemenis, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all indebtedness against any and all such accounts.


OBLIGATIONS OF GRANTOR. Qrantor warrants and covenants to Lender as follows:

   Perfection of Security Interest. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collataral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's Interest upon any and all chattel paper if not delivered to Lender for possession by Lender, Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lenders sacurity interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. Thti is a continuing Security agreement and will continue in effect even though all or any part of the indebtendess is paid in full and even though for a period of time Grantor may not be indebted to Lender.

   No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor ia a party, and its certificate or articles of incorporation and bylaws do not prohibit any term or condition of this Agreement.

                         COMMERCIAL SECURITY AGREEMENT
 Loan No                                                             (Continued)

Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, tha Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral.

Location of the  Collateral.  Grantor,  upon request of Lender,  will deliver to
Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following; (a) all real property owned or being purchased by (Grantor: (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased, or being used by Grantor; and (d) all other properties where Collateral is or may be located. Except in the ordinary course of its business. Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

Removal of Collateral- Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the recorda concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender, Except in the ordinary course of its business, including the sales of inventory. Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property. Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of New Jersey, without the prior written consent of Lender.

Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, Grantor shall not selll, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement. Grantor may selll inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien. security interest, encumbrance, or charge, other than the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. Unless waived by Lender, all proceeds (from any disposition of the Collateral (for whatever reason) shall be held in trust for Lender and shall not be commingled with any other funds; provided however, this requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt, Grantor shall immediately deliver any such proceeds to Lender

Title. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement. No financing statement covering any of tha Collateral is on file in any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

Collateral Schedules and Locations. Insofar as the Collateral consists of inventory, Grantor shall deliver to Lender, as often as Lender shall require, such lists, descriptions, and designations of such Collateral as Lender may require to identify the nature, extent, and location of such Collateral, Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

Maintenance and Inspection of Collateral. Grantor shall maintain all tangible Collateral in good condition and repair Grantor will not commit or permit damage to or destruction of the Collateral or any part of the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times to examine, inspect, and audit the Collateral wherever located. Grantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any Collateral: of any request for credit or adjustment or of any othar dispute arising with respect to the Collateral; and generally of all happenings and events affecting the Collateral or the value or the amount of the Collateral.

Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents Grantor may withhold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's sole opinion. If the Collateral is subjected to a lien which is not discharged within fifteen (15) days. Grantor shall daposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

Compliance With Governmental Requirementa. Grantor shall comply promptly with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinanca or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986, Pub, L. No. 99-499 ("SARA"), tha Hazardous Materials Transportation Act. 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act. 42 U.S.C. Section 6901, et seq. the New Jersey Industrial Site Recovery Act, NJSA
Section 13:1K-6 (ISRA"), tha New Jersey Spill Compensation and Control Act, NJSA 58:10-2311, et seq,, or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos, The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for Indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

Maintanance of Casualty Iniurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and Issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of Insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender and not including any disclaimer of the insurer's liability for failure to give such a notice. Each insurance policy also shall Include an endorsernant providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may requira. If Grantor at any time fails to obtain or maintain any insurance as required under this Agreement, Lender may (but shall not bo obligated to) obtain such insurance as Louder deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in the Collateral.

                          COMMERCIAL SECURITY AGREEMENT
     Loan No                                                         (Continued)

Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the Casualty, all proceeds at any insurance on the Collateral, including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or rastoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.


lnsurance Reerves. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amounts at least equal to the insurance premiums to be paid. If fifteen (15) days befare payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the Insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for paymant of the insurance premiums required to ba paid by Grantor. The responsibility hor the payment of premiums shall remain Grantor's sole responsibility.

Insurance Reporta. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of insurance showing such Information as Lender may reasonably request Including the following; (a) the name of the insurer;
(b) the risks insured:  (c) the amount of the policy:  (d) the property insured;
(e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and (f) the expiration date of the policy. In addition, Grantor shall upon request by Lender (however not more often than annually) have an independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION. Until default, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. If Lender at any time has possession of any Collateral, whether betore or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to Lake any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the Indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not bo obligated to) discharge or pay any amounts required to be dischargod or paid by Grantor under this Agreement, including without limitation all taxes, liens, security Interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not ba obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under tha Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses shall become a part of the Indebtedness and, at Lender's option, will
(a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note. or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedias to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the following shall constitute an Event ot Default undar this Agreement:

   Default on indebtedness. Failure o( Grantor to make any payment when due on the Indebtedness.

   0ther Dafault. Failure of Grantor lo comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or in any other agreemant between Lender and Grantor.

   Default In Favor of Third Parties. Should Borrower or any Grantor default under any loan, extension of cradit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower's property or Borrower's or any Grantor's ability to repay the Loans or perform their respective obligations under this Agreement or any of the Related Documents..

   False Statements. Any warranty, representation or statement made or furnished to Lender by or on behalf of Grantor under this Agreement, the Note or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished.

   Defective Collaterallzatlon. This Agreement or any of the Related Documenis ceases to be in full force and effect (including failure of any collateral documants to create a valid and perfected security interest or lien) at any time and for any reason.

   Insolvency. The dissolution or termination of Grantor's existence as a going business, the insolvency of Grantor, the appointment of a receiver for any part of Grantor's property, any assignment for the benefit of Creditors, any type of creditor workout. or the commencement of any proceeding under any bankruptcy or Insolvency laws by or against Grantor.

   Creditor or Forefeiture Procedings. Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor or by any governmental agency against the Collateral or any other collateral securing the Indebtedness. This includes a garnishment ot any of Grantor's deposit accounts with Lender. However, this Event of Default shall not apply if there is a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Grantor gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lerider monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender, in its sole discretion, as being an adequate reserve or bond for the dispute.

   Events Affecting Guarantor. Any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent, Lender, at its Option, may, but shall not be required to, permit the Guarantor's estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure the Event of Default.

   Adverse Change. A material adverse change occurs in Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

   Insecurity. Lender, in good faith, deems itself insecure.

   Right to Cure. If any default, other than a Default on indebtedness, is curable and if Grantor has not been given a prior notice of a breach of the same provision of this Agreement, it may be cured (and no Event of Default will have) occurred) If Grantor, after Lender sends written notice demanding Cure of such default, (a) cures the default within fifteen (15) days; or (b). if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

   RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, at any time thereaftor, Lender shall have all the rights of

                          COMMERCIAL SECURITY AGREEMENT
                                   (Continued)
Loan No                                                                   page 4
--------------------------------------------------------------------------------

 A secured party under the New Jersey Uniform Commercial Code. In addition and without limitation. Lender may exercise arty one or more of the following rights and remedies

        Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty, which Grantor would be required to pay, Immediately Clue and payable, without notice.

        Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating in the Collateral Lender may require Grantor to assemble the Collateral and make it available lo Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession. Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

        Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof In Its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens lo decline speedily In value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral Is to be made. The requirements o< reasonabia notice shall be met if such notice is given at least ten (10) days before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the Indebtedness secured by this Agreement and shall be payable on demand, with Interest at the Note rate from date of expenditure until repaid.

        Appoint Receiver. To the extent permitted by applicable law. Lender shall have the following rights and remedies regarding the appointment of a receiver, (a) Lender may have a receiver appointed as a manor of right, (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the Indebtedness secured by this Agreement and shall be payable on demand, with Interest at the Note rate from date of expenditure until repaid.

        Collect Revenues, Apply Account. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues there from and ho)d the same as security for the Indebtedness or apply it to payment of the indebtedness In such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, Instruments, chattel paper, chooses in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not Indebtedness or Collateral! is then due. For these purposes. Lender may, on behalf of and In the name of Grantor, receive, open and dispose of mail addressed to iSrantor: change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral lo make payments directly to Lender.

        Other Rights and Remedies, Lender shall have all the rights and remedies of a secured creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition. Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise.

        Cumulative Remedies*. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditure or to take action to perform an obligation of Grantor under this Agreement, after Grantor's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

        MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement;

        Amendments. This Agreement, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be affective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

        Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of New Jersey. If there is a lawsuit. Grantor agrees upon Lender's request to submit to the jurisdiction of the courts of the State of New Jersey. Lender and Grantor hereby waive the right to any jury trial In any action, proceeding, or counterclaim brought by either Lender or Grantor against the other. This Agreement shall be governed by and construed in accordance with the laws of the Stat8 of New Jersey.

        Attorneys' Fees: Expenses. Grantor agrees to pay upon demand all of Lender's costs and expenses, including attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement, Lender may pay someone else to help enforce this Agreement, and Grantor shall pay the costs and expenses of such enforcement. Costs and expenses Include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor also shall pay all court costs and such additional fees as may be directed by the court. Caption Headings-

        Caption headings in this Agreement are for convenience purposes only and are not to be used to Interpret or define the provisions of this Agreement.

        Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or when deposited with a nationally recognized overnight courier or deposited in the United Stales mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor, notice to any Grantor will constitute notice to all Grantors. For notice purposes. Grantor will keep Lender informed at all times of Grantor's current address(es).

        No Joint Venture or Partnership. The relationship of Grantor arid Lender created by this Agreement is strictly that of debtor-creditor, and nothing contained in this Agreement or in any of the Related Documents shall be deemed or construed to create a partnership o" Joint venture between Grantor and Lender.

        Power of Attorney. Grantor hereby appoints Lender as its true and lawful attomey-in-fact, irrevocably, with full power of substitution to do the following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become clue, owing or payable from the Collateral, (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral: (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver Its release and settlement (or the claim; and (d) to file any claim or claims or to take any action or institute or take part In any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the Indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect until renounced by Lender.

        Severabitity. if a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or

>


                         COMMERCIAL SECURITY AGREEMENT
                                   (Continued)

Loan No                                                                   Page 5
--------------------------------------------------------------------------------

        circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modfied to be within the limits of enforceability or validity; however, if the offending provision cannot be 30 modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

        Successor Interests. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns,

        Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver Is given In writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right, A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lander and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.


GRANTOR  ACXNOWLEDQES HAVING HEAD ALL THE PROVISIONS OF TMIS COMMERCIAL SECURITY
AGREEMENT   AND   GRANTOR    AGHEES   TO   ITS   TERMS.    THIS   AGREEMENT   IS
DATED_____________________________.


GRANTOR:

Arc Communications, Inc.


By:  /s/ Steven H. Meyer, President    (SEAL)
     -------------------------------
     Steven H. Meyer, President


 ATTEST

 /s/                                            ( Corporate Seal )
-------------------------------------
 Secretary or Assistant Secretary



LENDER:
Sovereign Bank

By:
  -------------------------------------------
Authorized Officer


This FINANCING STATEMENT IS presented to a filing  officer for filing                                      Maturity date (if any):
pursuant to the Uniform Commercial Code.
------------------------------------ ---------- -------------------------------------------------------  ---------------------------
FOR OFFICE USE ONLY                             Debtor(s) Name (Last Name, First) Complete Address           Maturity date (if any)
                                                                                                            ----------------------

                                                  Arc Conimunications, lnc.                              ---------------------------
                                                  788 Shrewsbury Avenue                                      FOR OFFICE USE ONLY
                                                  Tinton Falls, NJ 07724

                                                -------------------------------------------------------
                                                Secured Party(ies) and Complete Address

                                                  Sovereign Bank
                                                  901 W. Park Avenue
                                                  Ocean, NJ 07712

                                                -------------------------------------------------------
                                                Assignee(s) of Secured Party and Complete Address






------------------------------------------------------------------------------------------------------------------------------------
This Financing Statement covers the following types (or items) of property:


Accounts Receivables: whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing;
all proceeds relating to any of the foregoing (including insurance, general intangibles and accounts proceeds).

This Financing Statement is to be recorded in the real estate records.









------------------------------------------------------------------------------------------------------------------------------------

When collateral is copy or fixtures complete this portion of form
a. Description of real estate (Sufficient to identify property)






b. Name and complete address of record owner.




------------------------------------------------------------------------------------------------------------------------------------

a. (X) Proceeds of Collateral are also covered.    b. (X) Products of Collateral are also covered.       No. of additional sheets
                                                                                                         presented ( )
------------------------------------------------------------------------------------------------------------------------------------

(   ) Filed with Register of Deeds and Mortgages of ____________________________ County.                  (X)  Secretary of State

(   ) Filed with County Clerk___________________________________________________ County.


------------------------------------------------------------------------------------------------------------------------------------
      Signature(s) of Debtor(s)                                                  Signature(s) of Secured Party(ies) or Assignee(s)


                             TERMIMATION STATEMENT

This statement of termination of financing is presented to a Filing Officer for filing pursuant of the Uniform Commercial Code. The secured Party certifies that the Secured Party no longer claims a security interest under the fiancing statemtne bearing the file number above

                                                                                ----------------------------------------------------

Dated:                             20
      ----------------------------     ------                                   ----------------------------------------------------
                                                                                 (signature(s) of Secured Party or Assignee or
                                                                                  Record-Not valid until signed)


FILING OFFICER COPY -- This form of statement is approved by the Secretary of State of New Jersey.
STANDARD FORM  UNIIFORM COMMERCIAL CODE--FORM UCC-1. (Rev. 9/81)

                                       2














This FINANCING STATEMENT IS presented to a filing  officer for filing pursuant to the Uniform Commercial Code.
------------------------------------ ---------- -------------------------------------------------------  ---------------------------
FOR OFFICE USE ONLY                             Debtor(s) Name (Last Name, First) Complete Address           Maturity date (if any)
                                                                                                            ----------------------

(Maturity data (it any):                          Arc Conimunications, lnc.                              ---------------------------
                                                  788 Shrewsbury Avenue                                      FOR OFFICE USE ONLY
                                                  Tinton Falls, NJ 07724

                                                -------------------------------------------------------
                                                Secured Party(ies) and Complete Address

                                                  Sovereign Bank
                                                  901 W. Park Avenue
                                                  Ocean, NJ 07712

                                                -------------------------------------------------------
                                                Assignee(s) of Secured Party and Complete Address






------------------------------------------------------------------------------------------------------------------------------------
This Financing Statement covers the following types (or items) of property:


Accounts Receivables: whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing;
all proceeds relating to any of the foregoing (including insurance, general intangibles and accounts proceeds).

This Financing Statement is to be recorded in the real estate records.









------------------------------------------------------------------------------------------------------------------------------------

When collateral is copy or fixtures complete this portion of form
a. Description of real estate (Sufficient to identify property)






b. Name and complete address of record owner.




------------------------------------------------------------------------------------------------------------------------------------

a. (X) Proceeds of Collateral are also covered.    b. (X) Products of Collateral are also covered.       No. of additional sheets
                                                                                                         presented ( )
------------------------------------------------------------------------------------------------------------------------------------

(   ) Filed with Register of Deeds and Mortgages of ____________________________ County.                  (X)  Secretary of State

(   ) Filed with County Clerk___________________________________________________ County.


------------------------------------------------------------------------------------------------------------------------------------
      Signature(s) of Debtor(s)                                                  Signature(s) of Secured Party(ies) or Assignee(s)


/s/ Steven H. Meyer
------------------------------------------------------------------------------------------------------------------------------------
Steven H. Meyer, President                                                                       Sovereign Bank


FILING OFFICER COPY -- This form of statement is approved by the Secretary of State of New Jersey.
STANDARD FORM  UNIIFORM COMMERCIAL CODE--FORM UCC-1. (Rev. 9/81)

                                       1






This FINANCING STATEMENT IS presented to a filing  officer for filing                                    Maturity date (if any):
pursuant to the Uniform Commercial Code.
------------------------------------ ---------- -------------------------------------------------------  ---------------------------
FOR OFFICE USE ONLY                             Debtor(s) Name (Last Name, First) Complete Address           Maturity date (if any)
                                                                                                            ----------------------

                                                  Arc Conimunications, lnc.                              ---------------------------
                                                  788 Shrewsbury Avenue                                      FOR OFFICE USE ONLY
                                                  Tinton Falls, NJ 07724

                                                -------------------------------------------------------
                                                Secured Party(ies) and Complete Address

                                                  Sovereign Bank
                                                  901 W. Park Avenue
                                                  Ocean, NJ 07712

                                                -------------------------------------------------------
                                                Assignee(s) of Secured Party and Complete Address






------------------------------------------------------------------------------------------------------------------------------------
This Financing Statement covers the following types (or items) of property:


Accounts Receivables: whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing;
all proceeds relating to any of the foregoing (including insurance, general intangibles and accounts proceeds).

This Financing Statement is to be recorded in the real estate records.









------------------------------------------------------------------------------------------------------------------------------------

When collateral is copy or fixtures complete this portion of form
a. Description of real estate (Sufficient to identify property)






b. Name and complete address of record owner.




------------------------------------------------------------------------------------------------------------------------------------

a. (X) Proceeds of Collateral are also covered.    b. (X) Products of Collateral are also covered.       No. of additional sheets
                                                                                                         presented ( )
------------------------------------------------------------------------------------------------------------------------------------

(   ) Filed with Register of Deeds and Mortgages of ____________________________ County.                  (X)  Secretary of State

(   ) Filed with County Clerk___________________________________________________ County.


------------------------------------------------------------------------------------------------------------------------------------
      Signature(s) of Debtor(s)                                                  Signature(s) of Secured Party(ies) or Assignee(s)


                             TERMIMATION STATEMENT

This statement of termination of financing is presented to a Filing Officer for filing pursuant of the Uniform Commercial Code. The secured Party certifies that the Secured Party no longer claims a security interest under the fiancing statemtne bearing the file number above

                                                                                ----------------------------------------------------

Dated:                             20
      ----------------------------     ------                                   ----------------------------------------------------
                                                                                 (signature(s) of Secured Party or Assignee or
                                                                                  Record-Not valid until signed)


FILING OFFICER COPY -- This form of statement is approved by the Secretary of State of New Jersey.
STANDARD FORM  UNIIFORM COMMERCIAL CODE--FORM UCC-1. (Rev. 9/81)

                                       2





This FINANCING STATEMENT IS presented to a filing  officer for filing                       Maturity date (if any):
pursuant to the Uniform Commercial Code.
------------------------------------ ---------- -------------------------------------------------------  ---------------------------
FOR OFFICE USE ONLY                             Debtor(s) Name (Last Name, First) Complete Address           Maturity date (if any)
                                                                                                            ----------------------

                                                  Arc Conimunications, lnc.                              ---------------------------
                                                  788 Shrewsbury Avenue                                      FOR OFFICE USE ONLY
                                                  Tinton Falls, NJ 07724

                                                -------------------------------------------------------
                                                Secured Party(ies) and Complete Address

                                                  Sovereign Bank
                                                  901 W. Park Avenue
                                                  Ocean, NJ 07712

                                                -------------------------------------------------------
                                                Assignee(s) of Secured Party and Complete Address






------------------------------------------------------------------------------------------------------------------------------------
This Financing Statement covers the following types (or items) of property:


Accounts Receivables: whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing;
all proceeds relating to any of the foregoing (including insurance, general intangibles and accounts proceeds).

This Financing Statement is to be recorded in the real estate records.









------------------------------------------------------------------------------------------------------------------------------------

When collateral is copy or fixtures complete this portion of form
a. Description of real estate (Sufficient to identify property)






b. Name and complete address of record owner.




------------------------------------------------------------------------------------------------------------------------------------

a. (X) Proceeds of Collateral are also covered.    b. (X) Products of Collateral are also covered.       No. of additional sheets
                                                                                                         presented ( )
------------------------------------------------------------------------------------------------------------------------------------

(   ) Filed with Register of Deeds and Mortgages of ____________________________ County.                  (X)  Secretary of State

(   ) Filed with County Clerk___________________________________________________ County.


------------------------------------------------------------------------------------------------------------------------------------
      Signature(s) of Debtor(s)                                                  Signature(s) of Secured Party(ies) or Assignee(s)


/s/ Steven H. Meyer
------------------------------------------------------------------------------------------------------------------------------------
Steven H. Meyer, President                                                                       Sovereign Bank


FILING OFFICER COPY -- This form of statement is approved by the Secretary of State of New Jersey.
STANDARD FORM  UNIIFORM COMMERCIAL CODE--FORM UCC-1. (Rev. 9/81)

                                       3


This FINANCING STATEMENT IS presented to a filing officer for filing pursuant to the Uniform Commercial Code.


------------------------------------ ---------- -------------------------------------------------------  ---------------------------
FOR OFFICE USE ONLY                             Debtor(s) Name (Last Name, First) Complete Address           Maturity date (if any)
                                                                                                            ----------------------

(Maturity data (it any):                          Arc Conimunications, lnc.                              ---------------------------
                                                  788 Shrewsbury Avenue                                      FOR OFFICE USE ONLY
                                                  Tinton Falls, NJ 07724

                                                -------------------------------------------------------
                                                Secured Party(ies) and Complete Address

                                                  Sovereign Bank
                                                  901 W. Park Avenue
                                                  Ocean, NJ 07712

                                                -------------------------------------------------------
                                                Assignee(s) of Secured Party and Complete Address






------------------------------------------------------------------------------------------------------------------------------------


                                       4




This FINANCING STATEMENT IS presented to a filing  officer for                                          (Maturity data (it any):
filing pursuant to the Uniform Commercial Code.
------------------------------------ ---------- -------------------------------------------------------  ---------------------------
FOR OFFICE USE ONLY                             Debtor(s) Name (Last Name, First) Complete Address           Maturity date (if any)
                                                                                                            ----------------------

                                                  Arc Conimunications, lnc.                              ---------------------------
                                                  788 Shrewsbury Avenue                                      FOR OFFICE USE ONLY
                                                  Tinton Falls, NJ 07724

                                                -------------------------------------------------------
                                                Secured Party(ies) and Complete Address

                                                  Sovereign Bank
                                                  901 W. Park Avenue
                                                  Ocean, NJ 07712

                                                -------------------------------------------------------
                                                Assignee(s) of Secured Party and Complete Address






------------------------------------------------------------------------------------------------------------------------------------
This Financing Statement covers the following types (or items) of property:


Accounts Receivables: whether any of the foregoing is owned now or acquired later; all accessions, additions, replacements, and substitutions relating to any of the foregoing; all records of any kind relating to any of the foregoing;
all proceeds relating to any of the foregoing (including insurance, general intangibles and accounts proceeds).

This Financing Statement is to be recorded in the real estate records.









------------------------------------------------------------------------------------------------------------------------------------

When collateral is copy or fixtures complete this portion of form
a. Description of real estate (Sufficient to identify property)






b. Name and complete address of record owner.




------------------------------------------------------------------------------------------------------------------------------------

a. (X) Proceeds of Collateral are also covered.    b. (X) Products of Collateral are also covered.       No. of additional sheets
                                                                                                         presented ( )
------------------------------------------------------------------------------------------------------------------------------------

(   ) Filed with Register of Deeds and Mortgages of ____________________________ County.                  (X)  Secretary of State

(   ) Filed with County Clerk___________________________________________________ County.


------------------------------------------------------------------------------------------------------------------------------------
      Signature(s) of Debtor(s)                                                  Signature(s) of Secured Party(ies) or Assignee(s)


/s/ Steven H. Meyer
------------------------------------------------------------------------------------------------------------------------------------
Steven H. Meyer, President                                                                       Sovereign Bank


FILING OFFICER COPY -- This form of statement is approved by the Secretary of State of New Jersey.
STANDARD FORM  UNIIFORM COMMERCIAL CODE--FORM UCC-1. (Rev. 9/81)

                                       5

